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                                                                    Exhibit 10.6

         THE OPTION REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THIS OPTION MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT.

                      VENTURI TECHNOLOGY ENTERPRISES, INC.

                      PLACEMENT AGENT'S OPTION CERTIFICATE

         THIS PLACEMENT AGENT'S OPTION CERTIFICATE (the "Option Certificate") certifies that for value received, EQUITY SERVICES, LTD. (the "Holder"), is the owner of this option (the "Option"), which entitles the Holder thereof to purchase, commencing June 30, 1998 and before the Expiration Date (as defined below) Fifty Thousand (50,000) shares (the "Option Shares") of fully paid and non-assessable shares of common stock, $0.001 par value per share (the "Common Stock"), of VENTURI TECHNOLOGY ENTERPRISES, INC., a Nevada corporation (the "Company") at a purchase price of $3.00 per Option Share (the "Strike Price"), in lawful money of the United States of America by bank or certified check, subject to adjustment as hereinafter provided.

1.       OPTION; PURCHASE PRICE.

         This Option shall entitle the Holder hereof to purchase the Option Share at the Strike Price. The Strike Price and the number of Option Shares evidenced by this Option Certificate are subject to adjustment as provided in
Article 6.

2.       EXERCISE; EXPIRATION DATE.

         a. Exercise. This Option is exercisable, at the option of the Holder, commencing on June 30, 1998, and before the Expiration Date (as defined below) by delivering to the Company written notice of exercise (the "Exercise Notice"), stating the number of Option Shares to be purchased thereby, accompanied by bank or certified check payable to the order of the Company for the Option Shares being purchased. Within ten (10) days of the Company's receipt of the Exercise Notice accompanied by the consideration for the Option Shares being purchased, the Company shall issue and deliver to the Holder a certificate representing the Option Shares being purchased. In the case of exercise for less than all of the Option Shares represented by this

PLACEMENT AGENT'S OPTION CERTIFICATE                                      Page 1
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Option Certificate, the Company shall cancel this Option Certificate upon the surrender hereof and shall execute and deliver a new Option Certificate for the remaining balance of such Option Shares.

         b. Termination. The term "Expiration Date" shall mean 5:00 p.m., Salt Lake City, Utah time, on June ___, 2003 or if such date in the State of Utah shall be a holiday or a day on which banks are authorized to close, then 5:00 p.m., Salt Lake City, Utah time, the next following day which in the State of Utah is not a holiday or a day on which banks are authorized to close.

3.       RESTRICTIONS ON TRANSFER.

         a. Restrictions. This Option, and the Option Shares or any other security issuable upon exercise of this Option may not be assigned, transferred, sold or otherwise disposed of unless (i) there is in effect a registration statement under the Securities Act of 1933, as amended (the "Act") covering such sale, transfer or other disposition or (ii) the Holder furnishes to the Company an opinion of counsel, reasonably acceptable to counsel for the Company, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Act, as well as other documentation incidental to effected without registration under the Act, as well as other documentation incidental to such sale, transfer or other disposition as the Company's counsel shall reasonably request.

         b. Legend. Any Option Shares issued upon the exercise of this Option shall bear a legend in substantially the form as follows:

                  "The shares evidenced by this certificate were issued upon exercise of an Option and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under the Securities Act of 1933 (the "Act") or an opinion of counsel, reasonably acceptable to counsel for the Company, to the effect that the proposed sale, transfer or disposition may be effectuated without registration under the Act."

4.       RESERVATION OF SHARES.

         The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Option, such number of shares of Common Stock as shall then be issuable upon the exercise of this Option. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of this Option shall be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

PLACEMENT AGENT'S OPTION CERTIFICATE                                      Page 2
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5.       LOSS OR MUTILATION.

         Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Option Certificate and, in the case of loss, theft or destruction, or indemnity reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of the mutilated Option Certificate, the Company shall execute and deliver in lieu thereof, a new Option Certificate representing an equal number of Option Shares exercisable thereunder.

6. ANTI-DILUTION PROVISIONS.

         a. Number of Option Shares. The number of shares of Common Stock and the Strike Price per Option Share pursuant to this Option shall be subject to adjustment from time to time as provided for in this Section 6(a). Notwithstanding anything contained herein, the aggregate Strike Price for the total number of Option Shares issuable pursuant to this Option shall remain unchanged. In case the Company shall at any time change as a whole, by subdivision or combination in any manner or by the making of a stock dividend, the number of outstanding shares of Common Stock into a different number of shares (i.e. forward or reverse stock split), (i) the number of shares which the Holder of this Option shall have been entitled to purchase pursuant to this Option shall be increased or decreased in direct proportion to such increase or decrease of shares, as the case may be, and (ii) the Strike Price per Option Share (but not the aggregate Strike Price) in effect immediately prior to such change shall be increased or decreased in inverse proportion to such increase or decrease of shares, as the case may be.

         b. Fractional Shares. No certificate for fraction shares shall be issued upon the exercise of this Option, but in lieu thereof the Company shall purchase any such fractional shares calculated to the nearest cent.

         c. Rights of the Holder. The Holder of this Option shall not be entitled to any rights of a shareholder of the Company in respect of any Option Shares purchasable upon the exercise hereof until such Option Shares have been paid for in full and issued to it. The Holder of this Option is exercised and the Option Shares therefor exercised have been paid for in full. As soon as practicable after such exercise, the Company shall deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, to the person or persons entitled to receive the same.

7.       REGISTRATION RIGHTS.

         The Holder of this Option and the Option Shares issued upon exercise of this Option will have "piggyback" registration rights beginning on the date of execution of this Option Certificate. The terms of these registration rights shall be as set forth in the Registration Rights Agreement

PLACEMENT AGENT'S OPTION CERTIFICATE                                      Page 3
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by and between the Holder and the Company, in substantially the form attached hereto as Exhibit "A".

8.       REPRESENTATIONS AND WARRANTIES.

         The Holder, by acceptance of this Option, represents and warrants to, and covenants and agrees with, the Company as follows:

         a. The Option is being acquired for the Holder's own account for investment and not with a view toward resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

         b. The Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Act.

         c. The Holder (i) is not a citizen or resident of the United States of America, (ii) is not an entity organized under any laws of any state of the United States of America and (iii) does not have any offices in the United States of America.

9.       MISCELLANEOUS.

         a. Transfer Taxes; Expenses of Registration. The Company shall bear all expenses incurred in connection with each registration pursuant to this Option Certificate, excluding underwriters' discounts and commissions, but including, without limitation, all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), exchange listing fees or National Association of Securities Dealers fees, messenger and delivery expenses, all fees and expenses of complying with securities or blue sky laws, fees and disbursements of counsel for the Company. The selling Holder shall bear and pay the underwriting commissions and discounts applicable to the Option Shares offered for their account in connection with any registrations, filings and qualifications made pursuant to this Option Certificate. The Holder shall pay any and all brokerage fees and transfer taxes incidental to the sale or exercise of this Option or the sale of the underlying shares issuable hereunder.

         b. Notice. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, overnight courier, or telecopied, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9b.

                           if to the Company:


PLACEMENT AGENT'S OPTION CERTIFICATE                                      Page 4
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                           Venturi Technology Enterprises, Inc.
                           1327 N. State Street
                           Orem, Utah 84137
                           Attn:  Gaylord Karren, President & CEO
                           Telephone:  (801) 235-9552
                           Telecopier:  (801) 235-1731

                           with a copy (which shall not constitute notice) to:

                           Mackey, Price & Williams
                           900 First Interstate Plaza
                           170 South Main Street
                           Sale Lake City, Utah 84101-1655
                           Attn:  Randy K. Johnson, Esq.
                           Telephone:  (801) 575-5000
                           Telecopier:  (801) 575-5006

                           if to ESL:

                           Equity Services, Ltd.
                           St. Andrews Court
                           Frederick Street Steps
                           P.O. Box N-4805
                           Nassau, Bahamas
                           Attn:  Lynn Turnquest, Director
                           Telephone:  (242) 352-7063
                           Telecopier:  (242) 352-3932

                           with a copy (which shall not constitute notice) to:

                           Novakov, Davidson & Flynn, P.C.
                           2000 St. Paul Place
                           750 N. St. Paul Street
                           Dallas, Texas 75201-3286
                           Attn:  I. Bobby Majurnder, Esq.
                           Telephone:  (214) 922-9221
                           Telecopier: (214) 969-7557

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, postage prepaid, if mailed; the next business day after being deposited with an overnight courier, if

PLACEMENT AGENT'S OPTION CERTIFICATE                                      Page 5
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deposited with a nationally recognized, overnight courier service; when receipt is acknowledged, if telecopied.

         c. Governing Law. This Option Certificate shall be governed by, and construed in accordance with, the laws of the State of Nevada, without reference to its principles regarding conflicts of laws.

         IN WITNESS WHEREOF, the Company has caused this Option Certificate to be fully executed as of the date set forth below.

                                            VENTURI TECHNOLOGY ENTERPRISES, INC.



                                            By: /s/ Gaylord Karren
                                                --------------------------------
                                                GAYLORD KARREN, Chairman  & CEO

ATTEST:  /s/ illegible signature
         -----------------------
         Name:
         Title:  Secretary

Date:    December 31, 1997


PLACEMENT AGENT'S OPTION CERTIFICATE                                      Page 6
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                           FORM OF EXERCISE OF OPTION

         The undersigned hereby elects to exercise this Option as to ___ shares of Common Stock covered hereby. Enclosed herewith is a bank or certified check in the amount of $____________.


Date: ______________                          ________________________

                                      Name:
                                      Address:


                                      Signature
                                      Guarantor:_______________________



PLACEMENT AGENT'S OPTION CERTIFICATE                                      Page 7